Exhibit 10.25


                        MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT ("this Agreement") is executed as of November 30, 2004, by and between 231 Norman Avenue, LLC, a New York limited liability company (the "Borrower"), whose address for purposes of this Agreement is 231 Norman Avenue, Brooklyn, New York, 11222, and DCI USA, Inc. (the "Lender"), whose address for purposes of this Agreement is 231 Norman Avenue, Brooklyn, New York 11222.

RECITALS

     A. Borrower currently owns 60% of the total membership interests ("the Borrower's Total Interest"), of 231 Norman Avenue Property Development, LLC, a New York limited liability company ("the Property Owner"), which in turn owns fee simple certain real property located at 231 Norman Avenue, Brooklyn, New York 11222.

     B. The Borrower has entered into two separate loan agreements with the Lender. In one loan agreement, the Lender and the Borrower entered into an agreement entitled "Modification and Assignment of Promissory Note, Pledge Agreement, Loan Agreement, and Option Agreement," dated November 9, 2004 ("the Assignment Agreement"), whereby the Lender was assigned rights, as therein modified, as a lender, payee, pledge, and optionee, respectively, under a loan agreement, promissory note, pledge agreement, and option agreement, all of which were previously entered into between the Borrower and Direct Capital Investments, Ltd., an Israeli publicly-traded limited liability company. Under the Assignment Agreement, the Borrower owes the Lender seven hundred and seventy thousand dollars ($770,000) ("the $770K Loan"), evidenced by a promissory note and secured by a pledge agreement and an option agreement, all of which were dated February 24, 2004 and set forth as attachments to the Assignment Agreement ("the Assignment Agreement Loan Documents"). Under the Assignment Agreement and the Assignment Agreement Loan Documents, the Lender has a pledge against and option agreement covering the Borrower's original 35% interest of the total membership interest in the Property Owner ("the Borrower's Original Interest"). The Assignment Agreement and the Assignment Agreement Loan Documents are attached hereto as Exhibit A and incorporated herein by this reference.

     C. In the second loan agreement, the Borrower, after acquiring an additional 25% interest of the total membership interest in the Property Owner ("the Borrower's Additional Interest"), entered into a loan agreement whereby the Lender lent Borrower six hundred thousand dollars ($600,000) ("the $600K Loan Agreement) evidenced by a promissory note and secured by a pledge agreement and option agreement, all of which are dated November 29, 2004 and referenced in the $600K Loan Agreement ("the $600K Loan Agreement Loan Documents"). Under the $600K Loan Agreement, the Lender has a pledge against and option agreement covering the Borrower's Total Interest, including the Borrower's Additional Interest. The $600K Loan Agreement and the $600K Loan Agreement Loan Documents are attached hereto as Exhibit B and incorporated herein by this reference.

NOW, THEREFORE, for good and valuable consideration, the Borrower and Lender agree as follows:

1. Modification of $770K Loan. The parties hereby agree that the Borrower shall not repay the $770K Loan evidenced by the Assignment Agreement and Assignment Agreement Loan Documents due from the Borrower to the Lender prior to the earlier of a written payment demand by Lender to the Borrower on June 15, 2008, but in no event shall Borrower repay the $770K Loan prior to June 16, 2005.

2. Modification of the $600K Loan Agreement. The parties hereby agree that the Borrower shall not repay the $600,000 loan evidenced by the $600K Loan Agreement and the $600K Loan Agreement Loan Documents due from the Borrower to the Lender prior to the earlier of a written payment demand by Lender to the Borrower on June 15, 2008, but in no event shall Borrower repay the $770K Loan prior to June 16, 2005.

3. The Lender has no objection to Borrower utilizing the loan proceeds from the $770K Loan or the $600K Loan Agreement as it deems fit.

4. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all such counterparts together, shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, Borrower and Lender have executed this
Agreement as of the date appearing on the first page of this Agreement.

                                 Lender:

                                 DCI USA, Inc.

                                By:/s/ Adam Ofek
                                Lender's US address:
                                231 Norman Avenue
                                Brooklyn, New York 11222

                                BORROWER:
                                231 Norman Avenue, LLC

                                By: /s/ David Yerushalmi
                                Borrower's address:
                                231 Norman Avenue
                                Brooklyn, New York 11222